Accounts Receivable, Net - Schedule of accounts receivable (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2021 USD ($)
Accounts receivable, net:
Accounts receivable	¥ 258,156	¥ 283,159
Allowance for expected credit losses:
Balance at the beginning of the year	(14,329)	(2,278)
Additional provision charged to expenses	667	(12,051)
Write-off	3,845
Balance at the end of the year	(9,817)	(14,329)
Total	¥ 248,339	¥ 268,830	$ 38,970